UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2006


                                 Osteotech, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

        Delaware                                13-3357370
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation)


                    51 James Way, Eatontown, New Jersey 07724
             (Address of principal executive offices, with zip code)

                                 (732) 542-2800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 28, 2006, Richard W. Bauer announced that he will be retiring from the Board of Directors of Osteotech, Inc. upon the expiration of his term in June 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  OSTEOTECH, INC.


Date:  April 3, 2006             By:/s/ MARK H. BURROUGHS
                                        Mark H. Burroughs,
                                        Chief Financial Officer